Exhibit 10.2
RA 660 WHITE PLAINS ROAD LLC
c/o RXR Realty LLC
660 White Plains Road
Tarrytown, New York 10591

August 26, 2014

Prestige Brands, Inc.
660 White Plains Road
Tarrytown, New York 10591

Re:
First Amendment to Lease, made as of June 30, 2014 (the “First Amendment”), between RA 660 White Plains Road LLC (“Landlord”) and Prestige Brands, Inc. (“Tenant”) for the Lease of certain Demised Premises in the Building located at 660 White Plains Road, Tarrytown, New York

Dear Valued Tenant:

This letter agreement will confirm the understanding and agreement of the parties that each reference in Section 2.2 of the First Amendment to the date “September 1, 2014” shall be deemed to have been deleted and replaced with a corresponding reference to the date “October 1, 2014.”

If the foregoing accurately presents the understanding and agreement of the parties with respect to the subject matter addressed herein, then please countersign and return to Landlord two (2) counterpart originals of this letter agreement at your earliest convenience.

Sincerely,

RA 660 WHITE PLAINS ROAD LLC

By: /s/ Richard J. Conniff
Name: Richard J. Conniff
Title: Authorized Person

ACKNOWLEDGED AND AGREED:

PRESTIGE BRANDS, INC.

By:/s/ Ron Lombardi
Name: Ron Lombardi
Title: CFO